UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 7, 2009

Greystone Logistics, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1613 E. 15th, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

(918) 583-7441
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 7, 2009, Tullius Taylor Sartain & Sartain LLP (“Tullius Taylor”), the prior independent registered public accounting firm of Greystone Logistics, Inc. (the “Company”), and Hogan & Slovacek, P.C., merged their operations to become HoganTaylor LLP (“HoganTaylor”).  The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor, which will continue the practices of each of the merged firms.  Consequently, HoganTaylor has assumed the role of the independent registered public accounting firm of the Company, subject to the approval or ratification of the Company’s Board of Directors.

As this is a combination of the two existing accounting firms and their respective practices, there was no resignation of the predecessor firm.  Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

The reports of Tullius Taylor regarding the Company’s financial statements for the fiscal year ended May 31, 2008, did not contain any adverse opinion or disclaimer of opinion, but did include an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.  During the years ended May 31, 2008, and during the period from May 31, 2008 through January 7, 2009, there were no disagreements with Tullius Taylor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tullius Taylor, would have caused it to make reference to such disagreement in its report.

The Company provided HoganTaylor as the successor to Tullius Taylor with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that HoganTaylor, as such successor, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated January 13, 2008, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

Exhibit No.	Description

16.1	Letter from HoganTaylor LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

Date: January 13, 2009	By:	/s/ Warren F. Kruger
Warren F. Kruger
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from HoganTaylor LLP to the Securities and Exchange Commission